Statements of Net Assets Available for Benefits - EBP 030 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value	$ 1,860,147	$ 1,724,261
Investments at contract value	98,111	100,177
Total investments	1,958,258	1,824,438
Receivables:
Employer contributions receivable	18,861	17,693
Notes receivable from participants	24,451	23,783
Total receivables	43,312	41,476
Net assets available for benefits	$ 2,001,570	$ 1,865,914